                                  EXHIBIT 10.47




                              ARRANGEMENT AGREEMENT



                                   made among


                                GLAMIS GOLD LTD.


                                       and


                             MAR-WEST RESOURCES LTD.








                           DATED as of August 14, 1998

                       T A B L E   O F   C O N T E N T S
================================================================================


                                                                                          PAGE
                                                                                          ----
                                           ARTICLE 1
                                        INTERPRETATION

        Definitions........................................................................  8
        Currency........................................................................... 10
        Interpretation Not Affected by Headings............................................ 10
        References to Agreement............................................................ 10
        Number and Gender.................................................................. 10
        Actions to be Taken on Business Days............................................... 10
        Governing Law...................................................................... 10
        Schedules.......................................................................... 11


                                           ARTICLE 2
                                     PURPOSE AND COVENANTS

        Purpose............................................................................ 11
        Covenants of the Company........................................................... 11
        Covenants of Glamis................................................................ 14


                                           ARTICLE 3
                                 REPRESENTATIONS AND WARRANTIES

        Representations and Warranties of the Company...................................... 15
        Representations and Warranties of Glamis........................................... 18


                                           ARTICLE 4
                                      CONDITIONS PRECEDENT

        Mutual Conditions Precedent........................................................ 20
        Conditions to Obligations of the Company........................................... 21
        Conditions to Obligations of Glamis................................................ 24

                                                                                          PAGE
                                                                                          ----
                                           ARTICLE 5
                                NON-SATISFACTION OF CONDITIONS
        Non-Satisfaction of Conditions in Section 4.1...................................... 26
        Non-Satisfaction of Conditions in Section 4.2 and Section 4.3...................... 27


                                           ARTICLE 6
                                IMPLEMENTATION OF TRANSACTIONS

        Company Shareholder Elections...................................................... 27
        Business Day of the Effective Date................................................. 27
        Transmittal Letters................................................................ 27
        Trustee to Hold Cash in Separate Account........................................... 28
        Pre-Closing........................................................................ 28
        Filing of Final Order.............................................................. 28
        Arrangement and Closing............................................................ 28


                                           ARTICLE 7
                                            GENERAL

        Notice ............................................................................ 29
        Amendment.......................................................................... 30
        Amendment Resulting from Final Order............................................... 30
        Termination........................................................................ 30
        Survival........................................................................... 31
        Binding Effect..................................................................... 31
        Prohibition Against Assignment..................................................... 31
        Equitable Remedies................................................................. 31
        Survival of Representations and Warranties......................................... 31
        Disclosure......................................................................... 32
        Entire Agreement................................................................... 32
        Time of Essence.................................................................... 32
        Counterpart Executions and Facsimile Transmissions................................. 32

                              ARRANGEMENT AGREEMENT


THIS ARRANGEMENT AGREEMENT is made as of the 14th day of August, 1998.


BETWEEN:

               GLAMIS GOLD LTD., a company incorporated under the laws of the Province of British Columbia

               ("Glamis")

AND:

               MAR-WEST RESOURCES LTD., a company incorporated under the laws of the Province of British Columbia

               (the "Company")


WHEREAS:

(A) Glamis wishes to acquire all of the issued and outstanding Common shares of the Company; and

(B) It has been determined that the most expeditious means of effecting such acquisition is for the Company and its shareholders to enter into an arrangement with Glamis under the Company Act of British Columbia whereby all of the issued and outstanding Common shares of the Company will be exchanged for Common shares or a combination of Common shares and cash of Glamis.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the mutual covenants and agreements hereinafter contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

                                    ARTICLE 1

                                 INTERPRETATION

DEFINITIONS

1.1 In this Agreement and in the recital hereto, unless there is something in the context or subject matter inconsistent therewith, the following words and phrases shall have the meanings hereinafter set out:

        ARRANGEMENT means the arrangement among the Company, the Company Shareholders and Glamis under section 252 of the Company Act as set out in Schedule A attached hereto, or any amendment or variation thereto made in accordance with Section 7.2 and Section 7.3 hereof;

        BUSINESS DAY means a day which is not a Saturday or a "holiday", as such term is defined in the British Columbia Interpretation Act, R.S.B.C. 1979, c. 206, as amended from time to time;

        CASH/SHARE CONSIDERATION means the 0.4 of a Glamis Common Share and $0.48 cash to be issued to a Company Shareholder in exchange for one Company Common Shares provided that the Election is properly made by the Company Shareholder;

        COMPANY ACT means the Company Act (British Columbia), R.S.B.C. 1996, c. 62, as amended from time to time;

        COMPANY COMMON SHARES means the issued and outstanding Common shares without par value in the capital of the Company and "COMPANY SHAREHOLDERS" means the holders from time to time of Company Common Shares;

        COMPANY SUBSIDIARIES means Mar-West Aruba A.V.V., Minerales Entre-Mares (Honduras) S.A. and Entre Mares De Guatemala S.A.

        CONSIDERATION ELECTION FORM means a form delivered to the Company Shareholders pursuant to Section 6.1 whereby they may elect to take Cash/Share Consideration in exchange for their Company Common Shares;

        COURT means the Supreme Court of British Columbia;

        EFFECTIVE DATE means the date on which a certified copy of the Final Order has been accepted for filing by the Registrar;

        ELECTION means the election duly and properly made by a Company Shareholder pursuant to the Consideration Election Form to take Cash/Share Consideration in exchange for each of his Company Common Shares;

        ELECTION DEADLINE means, with respect to the delivery of the Consideration Election Form, 48 hours prior to the Meeting if delivered to the Trustee and the time of commencement of the Meeting if delivered to the Chairman of the Meeting;

        FINAL ORDER means the order of the Court approving the Arrangement;

        GLAMIS COMMON SHARES means the Common shares without par value in the capital of Glamis;

        GLAMIS SUBSIDIARIES means Glamis Gold, Inc., Chemgold, Inc., Glamis Rand Mining Company, Glamis Imperial Corporation, Glamis Exploration, Inc., Minera Glamis S.A. de C.V., and 344684 B.C. Ltd.

        INTERIM ORDER means the order of the Court providing for, among other things, the calling of the Meeting;

        MEETING means an extraordinary general meeting of Company Shareholders to be held as soon as possible after the date of execution hereof, called for the purpose of considering the Arrangement, including any adjournments thereof;

        REGISTRAR means the Registrar of Companies under the Company Act;

        SECURITIES ACT means the United States Securities Act of 1933, as amended;

        SECURITIES EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended;

        STOCK EXCHANGES means The Toronto Stock Exchange and The New York Stock Exchange;

        SUPERIOR PROPOSAL means an unsolicited bona fide proposal regarding any merger, amalgamation, arrangement, takeover bid, sale of substantial assets, sale of treasury shares or similar transaction involving the Company or any of the Company Subsidiaries which the board of directors of the Company determines, after consultation with its financial advisors would, if consummated in accordance with its terms, result in a transaction of greater value to the Company Shareholders than the Arrangement;

        TAX ACT means the Income Tax Act of Canada, R.S.C. 1985, c.1 (5th supplement) as amended, including the regulations promulgated thereunder;

        TRUSTEE means Montreal Trust Company of Canada;

        U.S. COMMISSION means the United States Securities and Exchange Commission;

and words and phrases used herein that are defined in the Company Act shall have the same meaning herein as in the Company Act unless the context otherwise requires.

CURRENCY

1.2 All sums of money which are referred to in this Agreement and the Arrangement are expressed in lawful money of Canada unless otherwise stated.

INTERPRETATION NOT AFFECTED BY HEADINGS

1.3 The division of this Agreement and the Arrangement into sections and the further division thereof and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement or the Arrangement.

REFERENCES TO AGREEMENT

1.4 The terms "Arrangement Agreement", "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement and not to any particular section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto and, unless otherwise indicated, a reference herein to a section is to the appropriate section of this Agreement.

NUMBER AND GENDER

1.5 In this Agreement and the Arrangement, words importing the singular number only shall include the plural and vice versa, words importing the use of any gender shall include all genders and words importing persons shall include firms and corporations and vice versa.

ACTIONS TO BE TAKEN ON BUSINESS DAYS

1.6 In the event that any date on which any action is required to be taken hereunder by any of the parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

GOVERNING LAW

1.7 This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

SCHEDULES

1.8 The following schedules are hereby incorporated in and form part of this
Agreement:

        Schedule A - Plan of Arrangement;

        Schedule B - Affiliate Agreement;

        Schedule C - List of Outstanding Agreements, Options and Warrants
                     providing for the acquisition of Company Common Shares and Glamis Common Shares;

        Schedule D - Voting and Standstill Agreement.



                                    ARTICLE 2

                              PURPOSE AND COVENANTS

PURPOSE

2.1 The parties hereto have entered into this Agreement for the purpose of effecting the Arrangement on the Effective Date.

COVENANTS OF THE COMPANY

2.2 The Company will:

        (a) take all necessary action to give effect to the transactions contemplated by this Agreement and the Arrangement, including, without limitation, obtaining all necessary regulatory and other approvals and making all necessary regulatory and other filings required to be obtained or made by it in connection with this Agreement and the Arrangement;

        (b) as soon as reasonably practicable, after the date of execution hereof, make an application to the Court under section 252 of the Company Act for the Interim Order;

        (c) prepare an information circular to be distributed to Company Shareholders in connection with the Meeting, which circular shall be prepared and distributed to Company Shareholders in accordance with applicable law and will, with respect to information concerning the business and affairs of the Company and the Arrangement, contain no untrue statement of a material fact and will not omit to state a material fact that is required to be stated or that is necessary to make a statement contained therein not misleading in light of the circumstances in which such statement is made and which circular will contain a recommendation of the board of directors of the Company that the Company Shareholders vote in favour of the Arrangement at the Meeting;

        (d) as soon as reasonably practicable, after the date of execution hereof, convene the Meeting in accordance with the Interim Order, solicit proxies to be voted at the Meeting in favour of the Arrangement and conduct the Meeting in accordance with the Interim Order, the Articles of the Company and as otherwise may be required by law;

        (e) until the Effective Date:

               (i) carry on its business in the usual and normal manner, except as otherwise contemplated in this Agreement or as otherwise agreed to in writing by Glamis;

               (ii) not, save and except in the case of the receipt of a Superior Proposal, discuss merger or joint venture proposals or the issuance of its treasury shares or the sale of any of its (on a consolidated basis) mineral properties with others and it will not solicit or assist others in making a proposal to acquire the Company;

               (iii) not enter into or change the terms of any employment, consulting or severance agreements or other similar arrangements with any of its directors, officers or any other person or pay any compensation to any such director, officer or other person other than as explicitly provided in any such agreement; and

               (iv) not enter into any material transactions or issue or agree to issue any Common Shares, whether by option or otherwise, without the prior approval of Glamis, provided that the Company may issue Company Common Shares pursuant to share purchase options and other rights or agreements to purchase or receive Company Common Shares which are outstanding or in effect on the date hereof;

        (f) use all reasonable efforts to cause each of the conditions precedent set out in Article 4 hereof which require action by it to be complied with on or before the Effective Date;

        (g) subject to the approval of the Arrangement by the Company Shareholders and the provisions hereof, make the appropriate application to the Court for the Final Order and in doing so advise the Court, prior to the granting of the Final Order that, if the Arrangement is approved, the Glamis Common Shares and options to be issued pursuant to the Arrangement will not require registration under the Securities Act by virtue of Section 3(a)(10) thereof and the Final Order;

        (h) subject to the provisions hereof, file the Final Order with the Registrar pursuant to Section 6.7;

        (i) not declare or pay any dividends, make any distribution of its properties or assets to its shareholders, purchase or redeem any of its shares or issue any additional shares, other than pursuant to the terms of stock options outstanding on the date hereof or as may be made in connection with any other agreement in effect on the date hereof;

        (j) not change the terms of any outstanding agreements, options, warrants or other rights to acquire shares of its capital or other of its securities, provided that the Company shall be entitled to release, or permit the release, from escrow of any Company Common Shares held in escrow;

        (k) take all such action as may be required to maintain its interest in the real property and mineral property interests owned or held by it on the date hereof and will comply with all applicable laws, rules, regulations and governmental orders and decrees relating to such real property and mineral property interests;

        (l) not alter or amend, in any way, its Memorandum or Articles as the same exist at the date of this Agreement;

        (m) deliver to Glamis, prior to the date on which application is made to the Court for the Final Order, a letter identifying all persons who are, or may be deemed to be, at the time of the Meeting, "affiliates" of the Company within the meaning of Rule 145(c) and Rule 144(a)(1) under the Securities Act and will use its best efforts to cause each person who is identified as an "affiliate" to deliver to Glamis, prior to the Effective Date, a written agreement in substantially the form of Schedule B attached hereto;

        (n) deliver to Glamis as soon as reasonably possible after the execution hereof, but in any event prior to the record date for the Meeting, Voting and Standstill Agreements in the form of Schedule D, duly executed by Simon T. Ridgway, Elvietri Holdings A.V.V., Henry E. Neugebauer, Richard P. Clark, Robert S. Wasylyshyn, Tim Osler and Tombstone Explorations Co. Ltd.;

        (o) if the Arrangement is terminated pursuant to Section7.4(e) and the transaction contemplated by the Superior Proposal closes within 180 days of the Company so terminating the Arrangement hereunder, the Company shall pay to Glamis, immediately after the closing of the transaction contemplated by the Superior Proposal, $1,000,000;

        (p) the Company will, until the Effective Date, maintain its status as a registrant under the Securities Exchange Act and will timely file all documents required to be filed with the U.S. Commission as a result of such status or as a result of the Arrangement; and

        (q) the Company will, prior to the Effective Date, provide Glamis with a current opinion from local counsel to the Company pertaining to Minerales Entre-Mares (Honduras) S.A.'s title to the mineral interests comprised in the San Martin project in Honduras and pertaining to Entre Mares de Guatemala S.A.'s title to the mineral interests comprised in the Cerro Blanco project in Guatemala.

COVENANTS OF GLAMIS

2.3            Glamis will:

        (a) take all necessary action to give effect to the transactions contemplated by this Agreement and the Arrangement, including, without limitation, obtaining all necessary regulatory and other approvals and making all necessary regulatory and other filings required to be obtained or made by it in connection with this Agreement and the Arrangement;

        (b) on or prior to the Effective Date, conditionally allot and reserve for issuance a sufficient number of Glamis Common Shares to meet the obligations of Glamis under this Agreement and the Arrangement;

        (c) take such action as may be necessary to ensure that there shall not be any impediment to the general free tradeability of the Glamis Common Shares to be issued in connection with the Arrangement or in connection with the exercise of any options of Glamis issued under the Arrangement:

               (i) in Canada by Canadian residents who are not affiliates (as such term is used in the Securities Act) of the Company or Glamis, subject only to any restrictions imposed under provincial securities legislation relating to sales of securities from the holdings of "control persons", market preparations and consideration payments; and

               (ii) in the United States, subject only to any restrictions imposed by Rules 144 and 145 under the Securities Act relating to sales of such Glamis Common Shares by "affiliates" of the Company or Glamis;

        (d) use all reasonable efforts to cause each of the conditions precedent set out in Article 4 hereof which require action by it to be complied with on or before the Effective Date;

        (e) prior to the Effective Date, not declare or pay any dividends representing a return of capital or make any distribution of its properties, assets or shares to all of its shareholders;

        (f) prior to the Effective Date, not alter or amend its Memorandum or Articles as the same exist at the date of this Agreement;

        (g) take all necessary action to have listed and posted for trading on the Stock Exchanges the Glamis Common Shares to be issued under this Agreement and the Arrangement and upon the exercise of any options of Glamis issued under this Agreement and the Arrangement;

        (h) until the Effective Date, not enter into any agreement to acquire any other entity that would result in an adverse material change in its affairs without the prior written agreement of the Company;

        (i) provide such information concerning Glamis as may reasonably be required to be included in the information circular to be distributed to Company Shareholders in connection with the Meeting and such information shall contain no untrue statement of a material fact and shall not omit to state a material fact that is required to be stated or that is necessary to make a statement contained therein not misleading in light of the circumstances in which such statement is made; and

        (j) Glamis will, until the Effective Date, maintain its status as a registrant under the Securities Exchange Act and will timely file all documents required to be filed with the U.S. Commission as a result of such status or as a result of the Arrangement.


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1 The Company represents and warrants to and in favour of Glamis as follows and acknowledges that Glamis is relying upon such representations and warranties:

        (a) each of the Company and the Company Subsidiaries is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has all necessary corporate power and capacity and qualifications to own or lease its property and assets, to conduct its business as now conducted by it and to perform its obligations under this Agreement;

        (b) the authorized capital of the Company consists of 100,000,000 common shares without par value, of which an aggregate of 16,625,943 Common shares were validly issued and outstanding as fully paid and non-assessable as at the date herewith, and such issued Company Common Shares will be the only shares of the Company outstanding on the Effective Date, other than Company Common Shares which may be issued between the date hereof and the Effective Date pursuant to stock options and other rights or agreements to purchase or receive Company Common Shares which are outstanding or in effect on the date hereof;

        (c) with respect to outstanding rights to acquire securities of the
        Company:

               (i) in addition to the obligation described in clause (ii) below, an aggregate of not more than 1,067,000 Company Common Shares and no other shares in the capital of or securities of the Company are issuable upon the exercise of all outstanding agreements, options, warrants and other rights to acquire shares in the capital of or securities of the Company,

               (ii) the Company is obligated to issue 1,250,000 Company Common Shares pursuant to the acquisition by it of a 20% interest in the San Martin project in Honduras, and

               (iii) Schedule C attached hereto accurately lists all outstanding agreements, options, and warrants providing for the acquisition or issuance of any unissued shares in the capital of the Company in effect on the date hereof;

        (d) the Company owns, directly or indirectly, as described in its financial statements for the year ended December 31, 1997, the Company Subsidiaries free and clear of any liens, pledges, charges or other encumbrances, and no person has any agreement, option, warrant or other right to acquire any shares in the capital of any of the Company Subsidiaries;

        (e) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly approved by the board of directors of the Company and this Agreement constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to bankruptcy and similar laws affecting the enforcement of creditors' rights generally and to equitable remedies being in the discretion of the court;

        (f) the execution of this Agreement and the performance of the terms hereof will not result in any breach of, be in conflict with, constitute a default under (whether after notice or lapse of time or both) or result in the acceleration of indebtedness pursuant to any contract, lease, agreement, instrument or other commitment, written or oral, to which the Company or any of the Company Subsidiaries is a party or by which the Company or any of the Company Subsidiaries is bound or any judgment, decree, order, statue, rule, licence or regulation applicable to the Company or any of the Company Subsidiaries;

        (g) the Company has delivered or will deliver to Glamis its audited consolidated financial statements for each of the fiscal years in the five-year period ended December 31, 1997 and its interim consolidated financial statements for the period ended March 31, 1998 and such statements and the notes thereto present fairly the consolidated financial condition of the Company and the results of operations for the respective periods indicated in such statement and have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis except as otherwise stated in the notes to such statements and the Company has no liabilities (whether accrued, absolute, contingent or otherwise) of a nature required to be set out in such statements and the notes thereto in accordance with Canadian generally accepted accounting principles other than as set out in such statements and the notes thereto;

        (h) since December 31, 1997, except as has been publicly disclosed in documents filed with the regulatory authorities or in news releases generally circulated,

               (i) the Company and the Company Subsidiaries have conducted their respective businesses only in the ordinary course,

               (ii) no liability or obligation of any nature (whether absolute, accrued, contingent or otherwise) material to the Company and the Company Subsidiaries, taken as a whole, has been incurred, and

               (iii) there has not been any material adverse change in the financial condition, results of operations or businesses of the Company and the Company Subsidiaries taken as a whole;

        (i) no person is entitled to any broker's or finder's fee or other fee, commission or compensation payable by the Company in connection with the transactions contemplated by this Agreement except for fees payable to the Company's professional, financial and technical advisers, filing and other fees payable to regulatory authorities and other miscellaneous fees and expenses;

        (j) the Company and its direct and indirect subsidiaries do not have any employment, management, or service agreements which provide for material lump sum payments upon a change of control of the Company or upon their termination by the Company;

        (k) the Company has no outstanding agreements or obligations in respect of the repurchase, redemption, exchange or conversion of any of its outstanding securities and there are no pre-emptive rights or, to the knowledge of the Company, voting, shareholders or other similar agreements pertaining to the Company Common Shares; and

        (l) the Company is a "reporting issuer" not in default in British Columbia and is a registrant in good standing under the Securities Exchange Act.

REPRESENTATIONS AND WARRANTIES OF GLAMIS

3.2 Glamis represents and warrants to and in favour of the Company as follows and acknowledges that the Company is relying upon such representations and warranties:

        (a) Each of Glamis and the Glamis Subsidiaries is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has all necessary corporate power and capacity and qualifications to own or lease its property and assets, to conduct its business as now conducted by it and to perform its obligations under this Agreement;

        (b) the authorized capital of Glamis consists of 200,000,000 common shares without par value, of which an aggregate of 31,270,707 Shares were validly issued and outstanding as fully paid and non-assessable and 5,000,000 preferred shares with a par value of $10 of which nil are issued and outstanding as at the date hereof;

        (c) an aggregate of not more than 1,780,000 Glamis Common Shares are issuable upon the exercise of all outstanding agreements, options, warrants and other rights to acquire shares in the capital of Glamis;

        (d) Glamis owns, directly or indirectly, all of the issued and outstanding shares in the capital of each of the Glamis Subsidiaries, free and clear of any liens, pledges, charges or other encumbrances, and no person has any agreement, option, warrant or other right to acquire any shares in the capital of any of the Glamis Subsidiaries;

        (e) the execution and delivery of this Agreement has been duly approved by the board of directors of Glamis and this Agreement constitutes a valid and binding obligation of Glamis enforceable against it in accordance with its terms, subject to bankruptcy and similar laws affecting the enforcement of creditors' rights generally and to equitable remedies being in the discretion of the court;

        (f) the execution of this Agreement and the performance of the terms hereof will not result in any breach of, be in conflict with, constitute a default under (whether after notice or lapse of time or both) or result in the acceleration of indebtedness pursuant to any contract, lease, agreement, instrument or other commitment, written or oral, to which Glamis or any of the Glamis Subsidiaries is a party or by which Glamis or any of the Glamis Subsidiaries is bound or any judgment, decree, order, statue, rule, licence or regulation applicable to Glamis or any of the Glamis Subsidiaries;

        (g) Glamis has delivered or will deliver to the Company its audited consolidated financial statements for each of the fiscal years in the five-year period ended December 31, 1997 and its interim consolidated financial statements for the period ended June 30, 1998, and such statements and the notes thereto present fairly the consolidated financial condition of Glamis and the results of operations for the respective periods indicated in such statements and have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis except as otherwise stated in the notes to such statements and Glamis has no liabilities (whether accrued, absolute, contingent or otherwise) of a nature required to be set out in such statements and the notes thereto in accordance with Canadian generally accepted accounting principles other than as set out in such statements and the notes thereto;

        (h) since December 31, 1997, except as has been publicly disclosed in documents filed with the regulatory authorities or in news releases generally circulated,

               (i) Glamis and the Glamis Subsidiaries have conducted their respective businesses only in the ordinary course,

               (ii) no liability or obligation of any nature (whether absolute, accrued, contingent or otherwise) material to Glamis and the Glamis Subsidiaries, taken as a whole, has been incurred, and

               (iii) there has not been any material adverse change in the financial condition, results of operations or businesses of Glamis and the Glamis Subsidiaries, taken as a whole;

        (i) no person is entitled to any broker's or finder's fee or other fee, commission or compensation payable by Glamis in connection with the transactions contemplated by this Agreement, except for fees payable to Glamis' professional, financial and technical advisers, filing and other fees payable to regulatory authorities and other miscellaneous fees and expenses;

        (j) the shareholders of Glamis are not required to approve this Agreement, the Arrangement or any of the transactions contemplated herein;

        (k) the issued and outstanding Glamis Common Shares are listed on the Stock Exchanges; and

        (l) Glamis is a reporting issuer not in default in all provinces of Canada and is a registrant in good standing under the Securities Exchange Act.


                                    ARTICLE 4

                              CONDITIONS PRECEDENT

MUTUAL CONDITIONS PRECEDENT

4.1 The respective obligations of the parties hereto to complete the transactions contemplated hereby shall be subject to the satisfaction, on or before the Effective Date, of each of the following conditions:

        (a) the Arrangement and the transactions contemplated thereby shall have been approved by the Company Shareholders at the Meeting in accordance with the provisions of the Company Act, the Articles of the Company, the Interim Order and any applicable regulatory requirements;

        (b) the Final Order shall have been granted by the Court, which order shall reflect the intent of the parties hereto as expressed by this Agreement and shall be in form and substance satisfactory to Glamis and the Company acting reasonably and having regard to this Agreement;

        (c) the Final Order shall have been accepted by the Registrar for filing;

        (d) there shall not be in force any order or decree of a court of competent jurisdiction, any federal, provincial, municipal or other governmental department or any commission, board, agency or regulatory body restraining, interfering with or enjoining the consummation of the transactions contemplated by this Agreement including, without limitation, the Arrangement;

        (e) there shall not be in force any cease trade orders by any regulatory body or any other impediment to the general free tradeability of the Glamis Common Shares to be issued in connection with the Arrangement or in connection with the exercise of any options of Glamis issued under the Arrangement:

               (i) in Canada by Canadian residents who are not affiliates (as such term is used in the Securities Act) of the Company or Glamis (other than any restrictions imposed under provincial securities legislation relating to sales of securities from the holdings of "control persons", market preparations and consideration payments); and

               (ii) in the United States, subject only to any restrictions imposed by Rules 144 and 145 under the Securities Act relating to sales of such Glamis Common Shares by "affiliates" of the Company or Glamis;

        (f) the Stock Exchanges on the part of Glamis and the Vancouver Stock Exchange on the part of the Company shall have approved the transactions contemplated hereby, including, in particular, the Arrangement; and

        (g) the Stock Exchanges shall have approved or conditionally approved the listing thereon of the Glamis Common Shares issuable to Company Shareholders pursuant to the Arrangement as of the Effective Date, subject to compliance with the usual requirements of such Stock Exchanges.

CONDITIONS TO OBLIGATIONS OF THE COMPANY

4.2 The obligation of the Company to complete the transactions contemplated hereby is subject to the satisfaction, on or before the Effective Date, of each of the following conditions, which conditions are for the sole benefit of the Company and may be waived by it in whole or in part by notice in writing to Glamis without prejudice to the rights of the Company to rely on any other or others of such conditions:

        (a) the Company shall have received an opinion from its financial adviser, in form and substance satisfactory to the Company acting reasonably, to the effect that the terms of the Arrangement are fair from a financial perspective to the holders of Company Common Shares and such shall not have been withdrawn prior to the Effective Date;

        (b) receipt by the Company of all required shareholder and regulatory approvals for it to complete the Arrangement;

        (c) there shall not have occurred any adverse material change in the affairs of Glamis from August 14, 1998 to the Effective Date;

        (d) except as affected by the transactions contemplated by this Agreement, the representations and warranties of Glamis contained in Section3.2 shall be true and correct in all material respects on the Effective Date with the same effect as though such representations and warranties had been made at and as of such date and the Company shall have received a certificate to that effect, dated the Effective Date, of two officers of Glamis;

        (e) the Company shall not have received and accepted or approved or recommended acceptance or approval to the Company Shareholders of a Superior Proposal;

        (f) each of the covenants, acts and undertakings of Glamis to be performed on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed by Glamis;

        (g) Glamis shall have delivered to the Company:

               (i) certified copies of resolutions duly passed by the board of directors of Glamis approving this Agreement and the consummation of the transactions contemplated hereby and conditionally allotting for issuance the aggregate number of Glamis Common Shares that may be required to be issued to the Company Shareholders in accordance with the terms of the Arrangement; and

               (ii) evidence of the approval or conditional approval of the Stock Exchanges of the listing on such Stock Exchanges of the Glamis Common Shares issuable to the Company Shareholders pursuant to the Arrangement, subject only to compliance with the usual requirements of such Stock Exchanges;

        (h) the Company shall have received written confirmation, in form and substance satisfactory to it acting reasonably to the effect that Company Shareholders resident in Canada who hold their Company Common Shares as "capital property" within the meaning of the Tax Act and who do not make the Election, would be entitled to effect the share exchange contemplated by the Arrangement on a tax-free basis under the Tax Act and under equivalent provincial legislation by making, where required, the appropriate elections and complying with any other requirements in respect thereof;

        (i) the Company shall have received an opinion of Lang Michener Lawrence & Shaw, dated the Effective Date, satisfactory in form and substance in all material respects to the Company and its counsel acting reasonably and addressed to the Company and its directors to the effect that:

               (i) Glamis is duly incorporated and validly exists under the laws of the Province of British Columbia and has the corporate power and capacity to own or lease its property and assets and to conduct its business as now conducted by it;

               (ii) Glamis has the corporate power and capacity to execute, deliver and perform its obligations under this Agreement;

               (iii) Glamis has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

               (iv) this Agreement has been duly executed and delivered by Glamis and constitutes a legal, valid and binding obligation of Glamis, enforceable against it in accordance with its terms, subject to bankruptcy and similar laws affecting the enforcement of creditors' rights generally and to equitable remedies being in the discretion of the court;

               (v) the authorized and issued capital of Glamis is as represented in Section 3.2(b) hereof;

               (vi) the Glamis Common Shares will, upon their issuance in accordance with the terms of the Arrangement, be duly authorized and validly issued and outstanding as fully paid and non-assessable shares;

               (vii) the execution, delivery and performance of this Agreement does not and the Arrangement will not:

                      (A) result in the breach of or violate any terms or provisions of the Memorandum or Articles of Glamis; or

                      (B) conflict with or violate any Canadian law or administrative regulations or any judicial or administrative order, award, judgment or decree, in each case known to Lang Michener Lawrence & Shaw, to which Glamis is a party or by which it is bound;

               (viii) the issue of Glamis Common Shares to Company Shareholders in the Provinces of Canada pursuant to the Arrangement, the issue of options to purchase Glamis Common Shares pursuant to the Arrangement and the issue of Glamis Common Shares upon the exercise of such options will be exempt from the registration and prospectus filing requirements of the securities laws of such Provinces and there will be no restrictions on or applicable hold periods in respect of the resale of any such Glamis Common Shares by such recipients under such securities laws, except for applicable restrictions imposed under provincial securities legislation relating to sales of securities from the holdings of "control persons", market preparations and consideration payments;

               (ix) Glamis is a "reporting issuer" not in default in all provinces of Canada;

               (x) the Stock Exchanges have approved or conditionally approved the listing thereon of the Glamis Common Shares issuable to Company Shareholders pursuant to the Arrangement as of the Effective Date and of the Glamis Common Shares issuable upon the exercise of options to purchase Glamis Common Shares issuable pursuant to the Arrangement, subject to compliance with the usual requirements of such Stock Exchanges;

        and as to such other matters as the Company and its counsel may reasonably request and, in giving such opinion, Lang Michener Lawrence & Shaw may rely, with respect to matters governed by the laws of any jurisdiction other than the Province of British Columbia or the laws of Canada applicable therein, upon the opinion of local counsel in such jurisdiction (provided that, in the case of such opinion, Lang Michener Lawrence & Shaw is of the belief that the opinion of such counsel is one upon which Lang Michener Lawrence & Shaw and the Company and its directors and shareholders may properly rely) and, as to matters of fact, upon certificates of an officer or officers of Glamis or other appropriate persons;

        (j) the Company shall have received an opinion from Perkins Coie LLP, dated the Effective Date, satisfactory in form and substance in all material respects to the Company and its counsel acting reasonably and addressed to the Company to the effect that the issuance of the Glamis Shares to the Company's shareholders and the issuance of options to purchase Glamis Common Shares to holders of options of Mar-West pursuant to the Arrangement Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof; and

        (k) Simon T. Ridgway shall, provided that he is a Canadian resident for the purposes of the Company Act, have been validly appointed as a director of Glamis.

CONDITIONS TO OBLIGATIONS OF GLAMIS

4.3 The obligation of Glamis to complete the transactions contemplated hereby is subject to the satisfaction of each of the following conditions on or before the Effective Date, which conditions are for the sole benefit of Glamis and may be waived by it in whole or in part by notice in writing to the Company without prejudice to the rights of Glamis to rely on any other or others of such conditions:

        (a) each of the covenants, acts and undertakings of the Company to be performed on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed by it;

        (b) the Company shall have delivered to Glamis:

               (i) certified copies of resolutions duly passed by the board of directors of the Company approving this Agreement and the consummation of the transactions contemplated hereby; and

               (ii) certified copies of the resolutions of the Company Shareholders duly passed at the Meeting approving the Arrangement and the consummation of the transactions contemplated thereby;

        (c) except as affected by transactions contemplated by this Agreement, the representations and warranties of the Company contained in
        Section 3.1 shall be true and correct in all material respects on the Effective Date with the same effect as though such representations and warranties had been made at and as of such time and Glamis shall have received a certificate to that effect, dated the Effective Date, of two officers of the Company, and Glamis shall have no knowledge to the contrary;

        (d) Glamis shall have received prior to the record date for the Meeting Voting and Standstill Agreements in the form of Schedule D duly executed by Simon T. Ridgway, Elvietri Holdings A.V.V., Henry E. Neugebauer, Richard P. Clark, Robert S. Wasylyshyn, Tim Osler and Tombstone Explorations Co. Ltd.;

        (e) Glamis shall have received resignations and releases in favour of the Company from all of the directors and officers of the Company and shall have received resignations and releases from those directors and officers of the Company Subsidiaries as are designated by Glamis;

        (f) Glamis shall have received an opinion of Blake Cassels & Graydon ("Blakes"), special counsel to the Company, dated the Effective Date, satisfactory in form and substance in all material respects to Glamis and its counsel acting reasonably and addressed to Glamis to the effect that:

               (i) the Company is duly incorporated and validly exists under the laws of the Province of British Columbia and has the corporate power and capacity to own or lease its property and assets and to conduct its business as now conducted by it;

               (ii) the Company has the corporate power and capacity to execute, deliver and perform its obligations under this Agreement;

               (iii) the Company has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

               (iv) this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to bankruptcy and similar laws affecting the enforcement of creditors' rights generally and to equitable remedies being in the discretion of a court;

               (v) the authorized and issued capital of the Company is as set out in Section 3.1(c) hereof;

               (vi) the execution, delivery and performance of this Agreement does not and the Arrangement will not:

                      (A) result in the breach of or violate any terms or provisions of the Memorandum or Articles of the Company; or

                      (B) conflict with or violate any Canadian law or administrative regulations or any judicial or administrative order, award, judgment or decree, in each case known to Blakes, to which the Company is a party or by which it is bound; and

               and as to such other matters as Glamis and its counsel may reasonably request and, in giving such opinion, Blakes may rely, with respect to matters governed by the laws of any jurisdiction other than the Province of British Columbia or the laws of Canada applicable therein, upon the opinion of local counsel in such jurisdiction (provided that, in the case of such opinion, Blakes is of the belief that the opinion of such local counsel is one upon which Blakes and Glamis may properly rely) and, as to matters of fact, upon certificates of an officer or officers of the Company or other appropriate persons;

               (vii) the Company is a "reporting issuer" not in default of its obligation to file financial statements and pay proscribed fees in British Columbia;

        (g) Glamis shall have received an opinion from local counsel to the Company, dated within 10 days prior to the Effective Date that the Company Subsidiaries are duly incorporated and validly exist under the laws of the jurisdiction of their incorporation and have the corporate power and capacity to own or lease its property and assets and to conduct its business as now conducted by it;

        (h) Glamis shall have received all required regulatory approvals;

        (i) there shall not have occurred any adverse material change in the affairs of the Company from August 14, 1998 to the Effective Date; and

        (j) the Company shall not have received Notices of Dissent in respect of more than 3% of the issued Company Common Shares as at the date of the information circular for the Meeting.


                                    ARTICLE 5

                         NON-SATISFACTION OF CONDITIONS

NON-SATISFACTION OF CONDITIONS IN SECTION 4.1

5.1 If any of the conditions set out in Section 4.1 have not been satisfied on or before December 31, 1998, Glamis and the Company shall have no obligation to tender further performance under this Agreement or complete the transactions contemplated hereby, save and except for the Company's obligations under Section 2.2(o).

NON-SATISFACTION OF CONDITIONS IN SECTION 4.2 AND SECTION 4.3

5.2 If any of the conditions set out in Section 4.2 and Section 4.3 have not been satisfied on or before the due date specified therein, the Company
(in respect of Section 4.2) and Glamis (in respect of Section 4.3), shall have no obligation to tender further performance under this Agreement or to complete the transactions contemplated hereby, save and except for the Company's obligations under Section 2.2(o).


                                    ARTICLE 6

                         IMPLEMENTATION OF TRANSACTIONS

COMPANY SHAREHOLDER ELECTIONS

6.1 The Company shall forward to the Company Shareholders with the proxy material for the Meeting, a Consideration Election Form allowing the Company Shareholders to elect to take Cash/Share Consideration in exchange for their Company Common Shares. If a Company Shareholder has not returned an Consideration Election Form to the Company prior to the Election Deadline, such Company Shareholder will be deemed to have elected to receive 0.5 of one Glamis Common share for every one Company Common Shares held.

BUSINESS DAY OF THE EFFECTIVE DATE

6.2 In order to facilitate the exchange of Company Common Shares for Glamis Common Shares or a combination of Glamis Common Shares and cash under the Arrangement, the Glamis Common Shares and cash to which the Company Shareholders would be entitled under the Arrangement and pursuant to their duly completed and returned Consideration Election Forms, will be delivered by Glamis to the Trustee within one Business Day of the Effective Date, and the Trustee shall hold such for the Company Shareholders in accordance with their entitlements under the Arrangement and pursuant to duly completed and returned Consideration Election Forms.

TRANSMITTAL LETTERS

6.3 Forthwith after the Effective Date, Glamis shall cause the Trustee to send (by first class mail) to each person who was a holder of Company Common Shares immediately prior to the Effective Date at his address shown on the Company's register of members, a transmittal letter specifying what consideration the person is entitled to, pursuant to the Arrangement and the members duly completed and returned Consideration Election Form, if any, and shall request those persons to, and they shall, surrender for cancellation the share certificates representing their Company Common Shares held immediately prior to the Effective Date. As the share certificates together with properly completed transmittal letters are received, Glamis shall cause the Trustee to mail (by first class mail) the consideration due to the holder thereof as aforesaid.

6.4 Any Company Shareholder who fails to deliver a properly completed transmittal letter together with their certificates for Company Common Shares within 6 years of the Effective Date shall be deemed to have forfeited its right to receive consideration therefor pursuant to the Arrangement and Glamis shall cause the Trustee to forward the Glamis Common Shares and any cash which is subject to such forfeiture to Glamis.

TRUSTEE TO HOLD CASH IN SEPARATE ACCOUNT

6.5 Glamis shall cause the Trustee to hold the cash proceeds in a separate account and Glamis shall cause the cash proceeds to be paid as aforesaid, without interest, to Company Shareholders and Glamis. All interest earned on the funds in such account shall belong to Glamis.

PRE-CLOSING

6.6 Unless this Agreement is terminated earlier pursuant to the provisions hereof, the parties hereto shall meet at the offices of Lang Michener Lawrence & Shaw, 1500 - 1055 West Georgia Street, Vancouver, British Columbia at 8:00 a.m. on or before the 2nd Business Day after the Final Order is granted by the Court (or at such other time or on such other date as they may agree) and each party shall deliver to the other party:

        (a) the documents required to be delivered by it hereunder to complete the transactions contemplated hereby (provided that each such document required to be dated the Effective Date shall be dated as of the Effective Date and held in escrow to be released upon the acceptance of the Final Order for filing by the Registrar); and

        (b) written confirmation as to the satisfaction or waiver by it of the conditions in its favour set out herein (other than the acceptance of the Final Order for filing by the Registrar).

FILING OF FINAL ORDER

6.7 Within one Business Day after the day on which the parties have met as provided in Section 6.6, a certified copy of the Final Order shall be sent to the Registrar pursuant to section 252(3) of the Company Act with the request that such certified copy of the Final Order be accepted for filing forthwith.

ARRANGEMENT AND CLOSING

6.8 The Company shall promptly advise Glamis as to the date on which a certified copy of the Final Order is accepted for filing by the Registrar and the documents held in escrow pursuant to Section 6.1(a) shall, upon such acceptance, be released and the parties shall exchange such other documents as may be necessary or desirable in connection with the completion of the transactions contemplated by this Agreement and the Arrangement.

                                    ARTICLE 7

                                     GENERAL

NOTICE

7.1 Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and may be given by delivering the same or sending the same by facsimile transmission addressed as follows:

        To Glamis:

        Glamis Gold Ltd.
        310 - 5190 Neil Road
        Reno, Nevada 89502

        Fax:(702) 827-5044
        Attention: Daniel J. Forbush, Chief Financial Officer,
                   Secretary and Treasurer


        To the Company:

        Mar-West Resources Ltd.
        855 - 409 Granville Street
        Vancouver, B. C. V6C 1T2

        Fax:(604) 662-8829
        Attention: Simon T. Ridgway, President and Chief Executive Officer

Any such notice, direction or other instrument, whether delivered or transmitted by facsimile transmission, shall be deemed to have been given at the time and on the date on which it was delivered to or received in the office of the addressee, as the case may be, if delivered or transmitted prior to 5:00 p.m. (Vancouver time) on a Business Day or at 9:00 a.m. (Vancouver time) on the subsequent Business Day if delivered or transmitted subsequent to such time. Either party hereto may change its address for service from time to time by notice given to the other party hereto in accordance with the foregoing. Any notice, direction or other instrument delivered under this Agreement shall be signed by one or more duly authorized officers of the party delivering it.

The delivery of any notice, direction or other instrument, or a copy thereof, to a party hereunder shall be deemed to constitute the representation and warranty of the party who has delivered it to the other party that such delivering party is authorized to deliver such notice, direction or other instrument at such time under this Agreement (unless the receiving party has actual knowledge to the contrary) and the receiving party shall not be required to make any inquiry to confirm such authority.

AMENDMENT

7.2 This Agreement may, at any time, and from time to time before and after the holding of the Meeting but not later than the Effective Date, be amended by written agreement of Glamis and the Company (or, in the case of a waiver, by written instrument of the party given the waiver) without, subject to applicable law, further notice to or authorization on the part of the Company Shareholders or the Court. Without limiting the generality of the foregoing, any such amendment may:

        (a) change the time for performance of any of the obligations or acts of the parties hereto;

        (b) waive any inaccuracies or modify any representation contained herein or in any documents to be delivered pursuant hereto; and

        (c) waive compliance with or modify any of the covenants herein contained or waive or modify performance of any of the obligations of the parties hereto;

provided that, notwithstanding the foregoing, the terms of the Arrangement and this Agreement shall not be amended in a manner prejudicial to the Company Shareholders without the approval of such shareholders given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.

AMENDMENT RESULTING FROM FINAL ORDER

7.3 This Agreement and the Arrangement may be amended in accordance with the Final Order by written agreement of Glamis and the Company.

TERMINATION

7.4 This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of matters presented in connection with the Arrangement by the Company Shareholders:

        (a) by mutual consent of Glamis and the Company;

        (b) by either Glamis or the Company (provided that the terminating party is not then in material breach of any representation, warranty, covenant or agreement contained in this Agreement) if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the other party, and such breach has not been cured or best efforts are not being employed to cure such breach, within 10 days after notice is given to the party committing such breach;

        (c) by either Glamis or the Company if the Arrangement shall not have received the approval of the Company Shareholders or of the Court;

        (d)    by either Glamis or the Company if

               (i) the conditions to its obligations to close shall have become impossible to satisfy, or

               (ii) any permanent injunction or other order of a court or other competent authority preventing the Arrangement shall become final and non-appealable; or

        (e) by the Company if its board of directors has accepted or approved, or recommended acceptance or approval to the Company Shareholders of a Superior Proposal.

SURVIVAL

7.5 Section 2.2(o) and Section 7.9 hereof shall survive any termination of this Agreement.

BINDING EFFECT

7.6 This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors.

PROHIBITION AGAINST ASSIGNMENT

7.7 No party may assign its rights or obligations under this Agreement.

EQUITABLE REMEDIES

7.8 All covenants herein as to the enforceability of any covenant, agreement or document shall be qualified as to applicable bankruptcy and other laws affecting the enforcement of creditors' rights generally and to the effect that specific performance, being an equitable remedy, may not be ordered by a court in any particular circumstances.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

7.9 The representations and warranties herein contained shall survive the performance of the parties' respective obligations hereunder and the termination of this Agreement but shall expire on the date two years from the date hereof.

DISCLOSURE

7.10 Glamis and the Company shall consult with each other before issuing any press release or making any other public disclosure with respect to the Arrangement or any other transactions contemplated by this Agreement.

ENTIRE AGREEMENT

7.11 This Agreement constitutes the whole of the agreement between the parties hereto with respect to the transactions and matters herein contemplated and supersedes all prior agreements, whether written or oral, in connection herewith.

TIME OF ESSENCE

7.12 Time shall be of the essence of this Agreement.

COUNTERPART EXECUTIONS AND FACSIMILE TRANSMISSIONS

7.13 This Agreement may be executed in two counterparts, each of which when delivered (whether in originally executed form or by facsimile transmission) shall be deemed to be an original and both of which together shall constitute one and the same document.


IN WITNESS WHEREOF this Agreement has been signed, sealed and delivered by the parties hereto as of the date first above written.

The Common Seal of                    )
GLAMIS GOLD LTD.                      )
was affixed in the presence of:       )
                                      )
                                      )      C/S
Authorized Signatory                  )
                                      )
Signed: "Daniel J. Forbush"           )
--------------------------            )
Authorized Signatory                  )

The Common Seal of                     )
MAR-WEST RESOURCES LTD.                )
was affixed in the presence of:        )
                                       )
Signed: "Richard P. Clark"             )     C/S
-------------------------              )
Authorized Signatory                   )
                                       )
Signed: "Henry E. Neugebauer"          )
-----------------------------          )
Authorized Signatory                   )

                                   Schedule A


                               PLAN OF ARRANGEMENT

        IN THE MATTER OF AN ARRANGEMENT between Mar-West Resources Ltd., the holders from time to time of the issued and outstanding common shares without par value in the capital of Mar-West Resources Ltd. and Glamis Gold Ltd. pursuant to section 252 of the British Columbia Company Act, R.S.B.C. 1996, c. 62, as amended



                                    ARTICLE 1

                                 INTERPRETATION


1.1 In this Arrangement, unless the context otherwise requires, the following words and phrases shall have the meanings hereinafter set out:

        ARRANGEMENT means the arrangement pursuant to section 252 of the Company Act as described herein;

        ARRANGEMENT AGREEMENT means the agreement made as of the 14th day of August, 1998 between Glamis and the Company entered into for the purpose of effecting this Arrangement;

        CASH/SHARE CONSIDERATION means the 0.4 of a Glamis Common Share and $0.48 cash to be issued to a Company Shareholder in exchange for one Company Common Shares provided that the Election is properly made;

        COMPANY ACT means the British Columbia Company Act, R.S.B.C. 1996, c. 62, as amended from time to time;

        COMPANY means Mar-West Resources Ltd.;

        COMPANY COMMON SHARES means the issued and outstanding Common shares without par value in the capital of the Company and COMPANY SHAREHOLDERS means the holders from time to time of Company Common Shares;

        CONSIDERATION ELECTION FORM means a form delivered to the Company Shareholders pursuant to Section 6.1 of the Arrangement Agreement whereby they may elect to take Cash/Share Consideration in exchange for their Company Common Shares;

        COURT means the Supreme Court of British Columbia;

        DISSENT RIGHT means the right of dissent and appraisal pursuant to
        Article 6 hereof;

        DISSENTING SHAREHOLDER means a Company Shareholder who has delivered a Notice of Dissent pursuant to Article 6;

        EFFECTIVE DATE means the date on which a certified copy of the Final Order has been accepted for filing by the Registrar;

        EFFECTIVE TIME means 5:00 p.m.  (Vancouver time) on the Effective Date;

        ELECTION means the election duty and properly made by a Company Shareholder pursuant to the Consideration Election Form to take Cash/Share Consideration in exchange for each of his Company Common Shares;

        ELECTION DEADLINE means, with respect to the delivery of the Consideration Election Form, 48 hours prior to the Meeting if delivered to the Trustee and the time of commencement of the Meeting, if delivered to the Chairman of the Meeting;

        FINAL ORDER means the order of the Court approving the Arrangement;

        GLAMIS means Glamis Gold Ltd.;

        GLAMIS COMMON SHARES means the Common shares without par value in the capital of Glamis;

        MEETING means an extraordinary general meeting of Company Shareholders convened to approve the Arrangement including any adjournment thereof;

        NOTICE OF DISSENT means the notice described in Section 6.2;

        REGISTRAR means the Registrar of Companies under the Company Act;

        SECURITIES ACT means the United States Securities Act of 1933, as amended;

        TAX ACT means the Income Tax Act of Canada, Chap. 63, S.C. 1970.71.72, as amended; and

        TRUSTEE means Montreal Trust Company of Canada.

                                    ARTICLE 2

                              ARRANGEMENT AGREEMENT

2.1 This Arrangement is made pursuant to and subject to the provisions of the Arrangement Agreement.


                                    ARTICLE 3

                                   ARRANGEMENT

3.1 At the Effective Time the following will occur:

        (a) each Company Shareholder who does not make the Election by the Election Deadline shall be deemed not to have made the Election. The Company Common Shares of each such non-electing Company Shareholder (other than Dissenting Shareholders) shall be, and be deemed to be, transferred to Glamis in exchange for 0.5 of a Glamis Common Share;

        (b) the Company Common Shares of each Company Shareholder who makes the Election by the Election Deadline shall be and be deemed to be exchanged for the Cash/Share Consideration;

        (c) the exchange of Company Common Shares for Glamis Common Shares and, if applicable, cash will be made in accordance with Article 5 after certificates for such Company Common Shares have been validly surrendered to the Trustee, together with the letter of transmittal specified in Section 5.3 and such other documents as the Trustee may require, at any time following the Effective Date and up until the end of the prescription period referred to in Section 5.4, and upon the receipt thereof the Company Shareholder shall be entitled to receive from the Trustee the Glamis Common Shares and, if the Company Shareholder made his Election, cash;

        (d) the Company Common Shares of Dissenting Shareholders will be, and be deemed to be, purchased for cancellation by the Company for an amount to be determined and paid in the manner described in Article 6, unless such Notice of Dissent is withdrawn or the Company Shareholder does not fully comply with the procedures described in Article 6 or acts inconsistently therewith, in which case the Company Common Shares for which such Notice of Dissent was delivered will be deemed to be exchanged for Glamis Common Shares on the basis of 0.5 of a Glamis Common Share for each such Company Common Share and such Glamis Common Shares will be delivered to the Dissenting Shareholder after certificates for such Company Common Shares have been validly surrendered to the Trustee, together with a completed letter of transmittal as described in Section 5.3;

        (e) Holders of outstanding share purchase options of the Company will be converted into share purchase options of Glamis on the basis of one Glamis Common Share for two Company Common Shares with no change in the exercise price;

        (f) each Company Shareholder shall cease to be a holder of Company Common Shares and the name of the Company Shareholder shall be removed from the register of holders of Company Common Shares;

        (g) there shall be allotted and issued to each Company Shareholder as fully paid and non-assessable the number of Glamis Common Shares issuable to such Company Shareholder on the basis set forth in subsections (a) and (b) hereof, and the Company Shareholder's name shall be added to the register of holders of Glamis Common Shares as the registered holder of such Glamis Common Shares;

        (h) each Company Shareholder shall, subject to Article 5 hereof and as soon as reasonably practicable, be entitled to receive a certificate or certificates representing such Glamis Common Shares and a cheque for such cash as the Company Shareholder may have elected to take or be entitled to in respect of a fraction of a Glamis Common Share;

        (i) Glamis shall become the holder of the Company Common Shares exchanged for the Glamis Common Shares or Glamis Common Shares and cash, as the case may be;

        (j) Glamis shall be entered on the register of holders of Company Common Shares as the holder of the Company Common Shares so exchanged; and

        (k) a Company Shareholder who is entitled to a fractional Glamis Common Share under the Arrangement, will receive in lieu thereof, cash, based on a whole Glamis Common Share being valued at $4.80.


                                    ARTICLE 4

                                    ELECTIONS

4.1 Company Shareholders making the Election must deposit a properly completed and signed Consideration Election Form with the Trustee by the Election Deadline. Glamis, acting reasonably, will have the discretion to determine whether Consideration Election Forms have been properly completed, signed and submitted and to disregard immaterial defects in Consideration Election Forms. The decision of Glamis acting reasonably in such matters shall be conclusive and binding. Neither Glamis nor the Trustee will be under any obligation to notify any person of any defect in a Consideration Election Form submitted. A Consideration Election Form may not be revoked after receipt thereof by the Trustee.

4.2 A Company Shareholder of record who holds Company Common Shares as a nominee, custodian, depositary, trustee or in any other representative capacity for beneficial owners of Company Common Shares ("Representative") may submit multiple Conversion Election Forms.

4.3 A Company Shareholder who does not deposit a Conversion Election Form with the Trustee by the Election Deadline or whose Election is defective or incomplete shall be deemed not to have made the Election, and the Company Common Shares held by such Company Shareholder (other than a Dissenting Shareholder) shall be transferred to Glamis on the basis of 0.5 of a Glamis Common Shares for each Company Common Share held.

4.4 The Company shall use all reasonable efforts to mail the Conversion Election Form to all persons who become Company Shareholders during the period between the record date for the Meeting and the close of business (Vancouver time) on the date seven (7) calendar days prior to the date of the Meeting and to make the Conversion Election Form available to all persons who become Company Shareholders subsequent to such day and no later than the Election Deadline.



                                    ARTICLE 5

                                  CERTIFICATES

5.1 After the Effective Time, certificates formerly representing Company Common Shares which are held by a Company Shareholder that submitted a properly completed Consideration Election Form to the Company prior to the Election Deadline shall represent only the right to receive certificates representing Glamis Common Shares and the right to receive cash pursuant to the Election so made by the Company Shareholder and cash in lieu of receiving a fractional Glamis Common Share and certificates formerly representing Company Common Shares which are held by a Company Shareholder who did not submit a properly completed Consideration Election Form to the Company prior to the Election Deadline, shall represent only the right to receive certificates representing Glamis Common Shares and cash in lieu of receiving a fractional Glamis Common Share.

5.2 No dividends or other distributions declared or made after the Effective Date with respect to the Common Share with a record date after the Effective Date shall be payable or paid to the holder of any unsurrendered certificate or certificates which, immediately prior to the Effective Date, represented outstanding Company Common Shares.

5.3 As soon as reasonably practicable after the Effective Date, the Trustee shall forward to each Company Shareholder, at the address of such Company Shareholder as it appears on the appropriate register for such securities, a letter of transmittal and instructions for obtaining delivery of the certificate or certificates representing the Glamis Common Shares

34 allotted and issued to such holder pursuant to the Arrangement and any cash due to the Company Shareholder under the Arrangement and his duly made Election. Company Shareholders may take delivery of the certificate or certificates representing the Glamis Common Shares allotted and issued to them and cash to which they may be entitled pursuant to the Arrangement by delivering the certificates representing the Company Common Shares formerly held by them to the Trustee at the offices indicated in the letter of transmittal. Such certificates shall be accompanied by a duly completed letter of transmittal together with such other documents as the Trustee may require and the certificates representing the Glamis Common Shares issued to and a cheque for any cash due to such Company Shareholder shall be registered in, or made payable to such name or names and delivered to such address or addresses as such Company Shareholder may direct in such letter of transmittal as soon as reasonably practicable after receipt by the Trustee of the required documents.

5.4 Any certificate, which immediately prior to the Effective Date represented outstanding Company Common Shares which has not been surrendered, with all other instruments required by this Article, on or prior to the 6th anniversary of the Effective Date, shall cease to represent any claim or interest of any kind or nature as against it or in the Company, Glamis or the Trustee.


                                    ARTICLE 6

                         RIGHTS OF DISSENT AND APPRAISAL

6.1 Notwithstanding Section 3.1, holders of Company Common Shares may exercise rights of dissent (the "Dissent Right") in connection with the Arrangement pursuant to the Interim Order and this Article 6.

6.2 A Company Shareholder who wishes to exercise a Dissent Right must give written notice of dissent ("Notice of Dissent") to the Company by depositing such Notice of Dissent with the Company, or mailing it to the Company by registered mail, at its head office at 855 - 409 Granville Street, Vancouver, British Columbia, V6C 1T2, marked to the attention of the secretary, or by personally serving it on any director or officer of the Company, in all cases not later than 48 hours before the Meeting. To be valid a Notice of Dissent must:

        (a) state that the Company Shareholder is exercising the Dissent Right; and

        (b) specify the number of Company Common Shares in respect of which the Company Shareholder is exercising the Dissent Right.

6.3 The giving of a Notice of Dissent does not deprive a Company Shareholder of his or her right to vote at the Meeting on the extraordinary resolution approving the

Arrangement. A vote against the extraordinary resolution or the execution or exercise of a proxy does not constitute a Notice of Dissent.

6.4 A Company Shareholder is not entitled to exercise a Dissent Right with respect to any Company Common Shares if the Company Shareholder votes (or instructs or is deemed, by submission of any incomplete proxy, to have instructed his or her proxyholder to vote) in favour of the extraordinary resolution approving the Arrangement. However, a Company Shareholder may vote as a proxy for a shareholder whose proxy required an affirmative vote, without affecting his or her right to exercise the Dissent Right.

6.5 If the extraordinary resolution approving the Arrangement is passed and the Arrangement becomes effective, the Company will, as soon as practicable after the Effective Date, give each Company Shareholder that has delivered a Notice of Dissent prior notice of its intent to act on such resolution (a "Notice of Implementation").

6.6 On receiving a Notice of Implementation in accordance with Section 6.5, the Dissenting Shareholder is entitled to require the Company to purchase all of the Company Common Shares in respect of which the Notice of Dissent was given.

6.7 The Dissenting Shareholder may only exercise the right under Section 6.6 by delivering to the Company at the address specified in Section 6.2 within 5 days after the Company gives the Notice of Implementation in accordance with
Section 6.5:

        (a) a notice that he or she requires the Company to purchase all the Company Common Shares referred to in Section 6.6, and

        (b) the share certificates representing all the Company Common Shares referred to in Section 6.6,

and whereupon the Dissenting Shareholder is bound to sell those Company Common Shares to the Company and the Company is bound to purchase them.

6.8 The price to be paid to the Dissenting Shareholder for his or her Company Common Shares shall be their fair value as of the day before the date on which the extraordinary resolution referred in Section 6.5 was passed and every Dissenting Shareholder who has complied with Section 6.7 will be paid the same price.

6.9 If the Arrangement becomes effective, the Company will be required to determine the fair value of the Company Common Shares and to make a written offer to pay such amount to the Dissenting Shareholders. If such offer is not made or accepted within 30 days after the Effective Date of the Arrangement, the Company may apply to the court to fix the fair value of the Company Common Shares. There is no obligation on the Company to apply to the court. If the Company fails to make such an application, a Dissenting Shareholder has the right to apply within a further 20 days. If an application is made by either party, the Dissenting Shareholder will be entitled to be paid the amount fixed by the court.

6.10 On an application to the court under Section 6.9,

        (a) all Dissenting Shareholders whose Company Common Shares have not been purchased by the Company will be joined as parties and will be bound by the decision of the court, and

        (b) the Company will notify each affected Dissenting Shareholder of the date, place and consequences of the application and of his or her right to be heard in person or by counsel.

6.11 On an application to the court under Section 6.9, the court will fix a fair value for the Company Common Shares of all Dissenting Shareholders.

6.12 Any notice required to be given by the Company or a Dissenting Shareholder to the other in connection with the exercise of the Dissent Right, will be deemed to have been given and received, if delivered on the day of delivery, if mailed, on the early of the date of receipt and the second business day after the day of mailing, or, if sent by telecopier or other similar form of transmission, the first business day after the date of transmittal.

6.13 The holder of Company Common Shares who:

        (a) properly exercises the Dissent Right by complying with all of the procedures (the "Dissent Procedures") required to be complied with by a Dissenting Shareholder will

               (i)    be bound by the provisions of this Article 6,

               (ii)   be deemed not to have participated in the Arrangement, and

               (iii) cease to have any rights as a Company Shareholder other than the right to be paid the fair value of the Company Common Shares by the Company in accordance with the Dissent Procedures; or

        (b)    seeks to exercise the Dissent Right, but

               (i) who for any reason does not properly fulfil each of the Dissent Procedures required to be completed by a Dissenting Shareholder, or

               (ii) subsequent to giving his or her Notice of Dissent, acts inconsistently with such dissent, will be deemed to have participated in the Arrangement on the basis of receiving one Glamis Common Share for each two Company Common Shares held by the Dissenting Shareholder and will be issued such Glamis Common Shares as he or she is entitled.


                                    ARTICLE 7

           TAX ELECTION FORMS UNDER SUBSECTION 85(1) OF INCOME TAX ACT

7.1 Each Company Shareholder resident in Canada who would otherwise realize a gain for the purposes of the Tax Act on the share exchange described in Section 3.1(a) hereof shall be entitled (in addition to any deferral rights which are, in law, automatic) to effect such exchange in accordance with the provisions of subsection 85(1) of the Tax Act and under equivalent provincial legislation. Each Company Shareholder who wishes to avail himself of the elective provisions of subsection 85(1) of the Tax Act and under equivalent provincial legislation in respect of the share exchange described in Section 3.1(a) hereof shall provide to Glamis, on or before December 31, 1998, a properly completed T2057 election form (or such other form which is prescribed for the purposes of subsection 85(1) of the Tax Act from time to time) and Glamis shall execute such form as transferee, provided such form is received by Glamis on or before December 31, 1998, and shall return such form, duly executed, to such Company Shareholder at the address provided on the form for filing by such Company Shareholder. Glamis shall not be responsible for any loss or damage resulting from such an election being incomplete, invalid or from the late filing of such a form and the proper completion, timely filing and validity of the election shall be the sole responsibility of the Company Shareholder.


                                    ARTICLE 8

                                 REFERENCE DATE

8.1 This Plan of Arrangement is dated for reference August 14, 1998.

Schedule B


AFFILIATE AGREEMENT


Glamis Gold Ltd.
310 - 5190 Neil Road
Reno, Nevada
89502


Gentlemen:

Pursuant to the terms of the Arrangement Agreement dated as of August 14, 1998 (the "Agreement") between Glamis Gold Ltd., a company incorporated under the laws of the Province of British Columbia ("Glamis") and Mar-West Resources Ltd., a company incorporated under the laws of the Province of British Columbia ("Mar-West"), Glamis will acquire Mar-West through an arrangement with Mar-West and its shareholders pursuant to provisions of the Company Act of British Columbia (the "Arrangement"). Certain capitalized terms used but not defined herein shall, unless the context requires otherwise, have the respective meanings ascribed to them in the Agreement.

The undersigned has been advised that as of the date hereof it may be deemed to be an "affiliate" of Mar-West, as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and/or
(ii) used in and for purposes of Accounting Series, Releases 130 and 135, as amended, of the Commission.

The undersigned understands that the representations, warranties and covenants set forth herein will be relied upon by Glamis, shareholders of Glamis, Mar-West, other shareholders of Mar-West and their respective counsel and accounting firms.

The undersigned represents and warrants to and agrees with Glamis that:

1. The undersigned has full power to execute and deliver this Affiliate Agreement and to make the representations and warranties herein and to perform its obligations hereunder.

2. The undersigned has carefully read this Affiliate Agreement and the Agreement and discussed its requirements and other applicable limitations upon its ability to sell, transfer or otherwise dispose of Glamis Common Shares, to the extent the undersigned felt necessary, with its counsel or counsel for Mar-West.

3. The undersigned shall not make any sale, transfer or other disposition of Glamis Common Shares in violation of the Act or the Rules and Regulations.

4. The undersigned has been advised that the issuance of Glamis Common Shares to the undersigned in connection with the Arrangement is exempt from registration under the Act. However, the undersigned has also been advised that, since, at the time the Arrangement was submitted for a vote of the Mar-West Shareholders, the undersigned may be deemed to have been an affiliate of Mar-West and the distribution by the undersigned of any Glamis Common Shares has not been registered under the Act, the undersigned may not sell, transfer or otherwise dispose of Glamis Common Shares issued to the undersigned in the Arrangement unless (i) such sale, transfer or other disposition has been registered under the Act, or (ii) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145 or (if the undersigned is not an affiliate of Glamis or if an affiliate of Glamis, solely by virtue of holding a position as a director or officer of Glamis) Rule 904 promulgated by the Commission under the Act, or (iii) in the opinion of counsel reasonably acceptable to Glamis, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

5. The Undersigned understands that persons who will be an affiliate of Glamis after the Arrangement and persons who are an affiliate of either Mar-West or Glamis prior to the Arrangement may not resell the Glamis Common Shares received by them under the Arrangement in the absence of registration under the Securities Act, unless an exemption from registration is available, such as the exemption contained in Rule 145(d) under the Securities Act, or unless registration is not required pursuant to the exclusion from registration provided by Regulation S under the Securities Act.

        The undersigned also understands that in general under Rule 145(d) as currently in effect, persons who will be an affiliate of Glamis after the Arrangement and persons who are affiliates of either Glamis or Mar-West prior to the Arrangement will be entitled to resell during any three-month period that number of Glamis Common Shares that does not exceed the greater of one percent of the then outstanding securities of such class, or, if such securities are listed on a United States securities exchange, the average weekly trading volume of such securities during the four-week period preceding the date of sale, subject to certain restrictions on manner of sale, notice requirements, aggregation rules and the availability of public information about Glamis. Former affiliates of Glamis or Mar-West who are not affiliates of Glamis after the Arrangement and who hold their Glamis Common Shares for a period of one year after the Arrangement, may resell their Glamis Common Shares without regard to the volume and manner of sale limitations set forth in the preceding sentence, subject to the availability of certain public information about Glamis. Former affiliates of Glamis or Mar-West who hold their Glamis Common Shares for a period of two years after the Arrangement may freely resell such Glamis Common Shares provided that such persons have not been an affiliate of Glamis during the three-month period preceding the resale.

6. Glamis is under no obligation to register the sale, transfer or other disposition of Glamis Common Shares by the undersigned or on its behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available. Glamis agrees that it shall make available adequate current public information as required by Rule 144(c) promulgated by the Commission under the Act.

7. Stop transfer instructions may be given to Glamis' transfer agents with respect to the Glamis Common Shares.

8. The undersigned is the beneficial owner of (has sole or shared voting or investment power with respect to) all the Mar-West Common Shares and options to purchase Mar-West Shares indicated below (the "Mar-West Securities"). Except for the Mar- West Securities, the undersigned does not beneficially own any Mar-West Shares or any other equity securities of Mar-West or any options, warrants or other rights to acquire any equity securities of Mar-West.

                            Number of Mar-West Shares
                     beneficially owned by the undersigned:



                               -----------------

                        Number of Mar-West Shares subject
               to options beneficially owned by the undersigned:


                               -----------------


                                         Very truly yours,


                                         ---------------------------------------
                                         (print name of shareholder above)


                                         By:
                                            ------------------------------------
                                         Title:  Director


Accepted this _____ day of ____________, 1998 by

GLAMIS GOLD LTD.



By:
   -----------------------------------
        Name:
        Title:

                                      - 90


                                   Schedule C

              LIST OF OUTSTANDING AGREEMENTS, OPTIONS AND WARRANTS
                 PROVIDING FOR THE ACQUISITION OF COMMON SHARES
                             OF MAR-WEST AND GLAMIS

LIST OF OUTSTANDING AGREEMENTS, OPTIONS AND WARRANTS OF MAR-
WEST PROVIDING FOR THE ACQUISITION OF COMMON SHARES OF MAR-WEST

AGREEMENTS

Agreement to issue 1,250,000 Common shares in respect of the acquisition of a 20% interest in the San Martin project.

OPTIONS

1,067,000 Common shares are conditionally allotted for issuance under share purchase options at exercise prices ranging from $0.50 per share to $2.00 per share.


LIST OF OUTSTANDING AGREEMENTS, OPTIONS AND WARRANTS OF GLAMIS
PROVIDING FOR THE ACQUISITION OF COMMON SHARES OF GLAMIS

OPTIONS

2,100,000 Common shares are conditionally allotted for issuance under share purchase options at exercise prices ranging from $12.50 per share to $4.60 per share.

                                   Schedule D

                         VOTING AND STANDSTILL AGREEMENT

THIS AGREEMENT is dated as of August 14, 1998


AMONG:

               GLAMIS GOLD LTD., a company incorporated under the laws of British Columbia with its registered and records offices at 1500
               - 1055 West Georgia Street, Vancouver, British
               Columbia, V6E 4N7

               ("Glamis")

AND:

               EACH OF SIMON T. RIDGWAY, Businessman, ELVIETRI
               HOLDINGS A.V.V., a company incorporated under the laws of Aruba, HENRY E. NEUGEBAUER, a Businessman,
               RICHARD P. CLARK, a Businessman, ROBERT S.
               WASYLYSHYN, a Businessman, TIM OSLER, a
               Businessman, and TOMBSTONE EXPLORATIONS CO.
               LIMITED, a company incorporated under the laws of British
               Columbia

               (collectively, the "Subject Shareholders" and singly a "Subject Shareholder")


WHEREAS:

(A) Each of the following Subject Shareholders represents that he is the registered or beneficial owner of the number of fully paid common shares in the capital of Mar-West Resources Ltd. ("MarWest") set out beside his name below:

               NAME                                                     NO. OF SHARES
               ----                                                     -------------
               SIMON T. RIDGWAY                                              562,500
               ELVIETRI HOLDINGS A.V.V.                                    1,074,540
               HENRY E. NEUGEBAUER                                            65,000
               RICHARD P. CLARK                                               87,300
               ROBERT S. WASYLYSHYN                                           94,900

               NAME                                                     NO. OF SHARES
               ----                                                     -------------
               TIM OSLER                                                      75,100
               TOMBSTONE EXPLORATIONS CO. LIMITED                            822,100


(the aggregate of 2,781,440 of such shares being hereinafter collectively referred to as the "Subject Shares");

(B) Glamis and MarWest have entered into a Letter Agreement (the "Letter Agreement") dated August 14, 1998, which contemplates an arrangement (the "Arrangement") under section 252 of the Company Act (British Columbia) (the "Company Act") pursuant to which the issued and outstanding common shares of MarWest will be exchanged for common shares of Glamis or common shares of Glamis and cash, thereby resulting in the acquisition by Glamis of all the issued and outstanding common shares of MarWest;

(C) Under the applicable requirements of the Company Act, in order to effect the Arrangement, the holders of the outstanding common shares of MarWest must approve the Arrangement by a majority of not less than three-quarters of the votes cast in respect of such matter at a meeting of the members of MarWest;

(D) It is intended that a meeting of the members of MarWest be convened as soon as practicable to approve the Arrangement (such meeting and any adjournment thereof being hereinafter referred to as the "Meeting"); and

(E) Glamis and the Subject Shareholders desire to enter into this Agreement to document the terms and conditions upon which the Subject Shareholders will vote in favour of the approval of the Arrangement and to confirm certain other agreements of the Subject Shareholders as provided herein;


NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the mutual covenants set out herein, it is agreed by and between the parties hereto as follows:


                                     PART 1

                   AGREEMENT TO VOTE IN FAVOUR OF ARRANGEMENT

AGREEMENT TO VOTE

1.1 Provided that the board of directors of MarWest have not accepted and approved, or accepted and recommended to the shareholders of MarWest, a Superior Proposal (as defined in Section 2.1) prior to the time of the Meeting, each Subject Shareholder shall vote, or cause to be voted, all of his Subject Shares in favour of the resolution to approve the Arrangement at the Meeting.


                                     PART 2

                      PROHIBITION AGAINST SOLICITING OFFERS

2.1 Each Subject Shareholder covenants with Glamis that he will not, directly or indirectly, solicit, initiate, assist, facilitate, promote or encourage proposals or offers from, any person, entity or group in connection with a merger or joint venture proposal for MarWest or the issuance of its treasury shares or the sale (on a consolidated basis) of any of its mineral properties, provided that the Subject Shareholders shall not be prevented from considering, negotiating, approving and recommending to MarWest's shareholders an unsolicited bona fide proposal regarding any merger, amalgamation, arrangement, takeover bid, sale of substantial assets, sale of treasury shares or similar transaction involving the Company or any of its subsidiaries which the board of directors of MarWest determines, after consultation with its financial advisors would, if consummated in accordance with its terms, result in a transaction of greater value to the shareholders of MarWest than the Arrangement (any such transaction being a "Superior Proposal").


                                     PART 3

                        NO DISPOSITION OF SUBJECT SHARES

3.1 Each Subject Shareholder covenants with Glamis that he will not sell, transfer, assign, pledge or hypothecate, except as may have been contractually agreed to prior to August 14, 1998, or otherwise dispose of his Subject Shares or any common shares of MarWest acquired by him after the date hereof and prior to the date of the Meeting, save and except where such is done pursuant to a Superior Proposal that the board of directors of MarWest has accepted or approved or recommended acceptance or approval to MarWest's shareholders.

                                     PART 4

                             CHANGE OF COMMON SHARES

4.1 The provisions of this Agreement relating to the common shares of MarWest shall apply mutatis mutandis to any voting shares or other voting securities into which such common shares may be converted, changed, reclassified, redivided, redesignated, subdivided or consolidated and to any voting shares or other voting securities of MarWest or of any successor or continuing company or corporation to MarWest that may be received by the Subject Shareholders as the registered holders of common shares of MarWest on a reorganization, amalgamation, consolidation or merger, statutory or otherwise.


                                     PART 5

             REPRESENTATIONS AND WARRANTIES OF SUBJECT SHAREHOLDERS

5.1            Each of the Subject Shareholders represents and warrants that:

        (a) he has all necessary power and capacity to enter into and consummate the transactions contemplated by this Agreement and, upon the execution hereof, this Agreement shall constitute a legal, valid and binding agreement enforceable against him in accordance with the terms hereof; and

        (b) the execution of this Agreement and the performance of the terms hereof will not result in any breach of, be in conflict with or constitute a default under (whether after notice or lapse of time or both) any contract, lease, agreement, instrument or other commitment, written or oral, to which he is a party or by which he is bound or any judgment, decree, order, statute, rule, licence or regulation applicable to him.


                                     PART 6

                                   TERMINATION

6.1 This Agreement shall terminate if and as of the date on which the Arrangement Agreement is terminated pursuant to the provisions thereof.

                                     PART 7

                                    GENERAL


NOTICE

7.1 Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and may be given by delivering the same or sending the same by facsimile transmission addressed as follows:

        To Glamis:

               Glamis Gold Ltd.
               5190 Neil Road, Suite 310
               Reno, Nevada 89502

               Telecopier:          (702) 827-5088
               Attention:           C. Kevin McArthur, President


        To any of the Subject Shareholders:

               c/o Mar-West Resources Ltd.
               855 - 409 Granville Street
               Vancouver, British Columbia
               V6C 1T2

               Telecopier:          (604) 662-8829
               Attention:           Simon T. Ridgway, President

Any such notice, direction or other instrument, whether delivered or transmitted by facsimile transmission, shall be deemed to have been given at the time and on the date on which it was delivered to or received in the office of the addressee, as the case may be, if delivered or transmitted prior to 5:00 p.m. (local time at the office of the addressee) on a business day or at 9:00 a.m. (local time at the office of the addressee) on the subsequent business day if delivered or transmitted subsequent to such time.

Any party hereto may change its address for service from time to time by notice given to the other parties hereto in accordance with the foregoing.

Any notice, direction or other instrument delivered under this Agreement by a body corporate shall be signed by one or more duly authorized officers of the party delivering it.

The delivery of any notice, direction or other instrument, or a copy thereof, to a party hereunder shall be deemed to constitute the representation and warranty of the party who has delivered it to the other parties that such delivering party is authorized to deliver such notice, direction or other instrument at such time under this Agreement (unless the receiving party has actual knowledge to the contrary) and a receiving party shall not be required to make any inquiry to confirm such authority.


FURTHER ASSURANCES

7.2 Each Subject Shareholder shall execute and deliver all such documents and take all such further action as may be necessary or desirable in order to consummate the transactions contemplated by this Agreement.


GOVERNING LAW

7.3 This Agreement shall be governed by and construed and enforced in accordance with the laws of the Province of British Columbia.


BINDING EFFECT

7.4 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assigns, heirs, administrators, executors and legal personal representatives.


TIME OF ESSENCE

7.5 Time shall be of the essence of this Agreement.


GENDER

7.6 Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals and vice versa.


IN WITNESS WHEREOF this Agreement has been executed the day and year first above written.

The Corporate Seal of                            )
GLAMIS GOLD LTD.                                 )
was affixed in the presence of:                  )
                                                 )
---------------------------------------          )                      C/S
Authorized Signatory                             )



The Corporate Seal of                            )
ELVIETRI HOLDINGS A.V.V.                         )
was affixed in the presence of:                  )
                                                 )
---------------------------------------          )                      C/S
Authorized Signatory                             )


The Corporate Seal of                            )
TOMBSTONE EXPLORATIONS CO.                       )
LIMITED was affixed in the                       )
presence of:                                     )
                                                 )                      C/S
---------------------------------------          )
Authorized Signatory



Signed, Sealed and Delivered by                  )
SIMON T. RIDGWAY                                 )
in the presence of:                              )
                                                 )
---------------------------------------          )  ----------------------------
Witness                                          )  SIMON T. RIDGWAY
                                                 )
                                                 )
---------------------------------------
Name                                             )
                                                 )
                                                 )
---------------------------------------
Address                                          )

Signed, Sealed and Delivered by                  )
HENRY E. NEUGEBAUER                              )
in the presence of:                              )
                                                 )
                                                 )  ----------------------------
Witness                                          )  HENRY E. NEUGEBAUER
                                                 )
                                                 )
-----------------------------------------------
Name                                             )
                                                 )
                                                 )
-----------------------------------------------
Address                                          )



Signed, Sealed and Delivered by                  )
RICHARD P. CLARK                                 )
in the presence of:                              )
                                                 )
                                                 )  ----------------------------
Witness                                          )  RICHARD P. CLARK
                                                 )
                                                 )
-----------------------------------------------
Name                                             )
                                                 )
                                                 )
-----------------------------------------------
Address                                          )



Signed, Sealed and Delivered by                  )
ROBERT S. WASYLYSHYN                             )
in the presence of:                              )
                                                 )
                                                 )  ----------------------------
Witness                                          )  ROBERT S. WASYLYSHYN
                                                 )
                                                 )
Name                                             )
                                                 )
                                                 )
-----------------------------------------------
Address                                          )

Signed, Sealed and Delivered by                  )
TIM OSLER                                        )
in the presence of:                              )
                                                 )
                                                 )  ----------------------------
Witness                                          )  TIM OSLER
                                                 )
                                                 )
---------------------------------------
Name                                             )
                                                 )
                                                 )
---------------------------------------
Address                                          )